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                                                                    EXHIBIT 10.1

                           2005 MBO'S - ROBERT DONAHUE

GOAL                                                        COMPLETION DATE        POINTS
----                                                        ---------------        ------
**                                                          2005                     10

*                                                           2005                     10

**                                                          2005                     10

Complete independent third party customer satisfaction
survey for TDS and A.Net by end of June 2005.
Complete second survey by end of December 2005.             End of June 2005         10
Report results to BOD.                                      End of Dec 2005

Sustain SOX compliance                                      Ongoing - Audit Chair    15
                                                            Evaluates

*                                                                                    10

*                                                                                    10

Succession Management/Management Development -
Review high potential list with BOD. Cover mentoring and
coaching executive staff.                                   September 2005           10

**                                                                                   5

*                                                                                    10

                                                                          TOTAL     100

*   Confidential Strategic MBO

**  Confidential Financial MBO